UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[_]	Preliminary Information Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

UBRANDIT.COM
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]   No fee required.

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[   ]    Fee paid previously with preliminary materials:

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

UBRANDIT.COM
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF UBRANDIT.COM

The purpose of this letter is to inform you that we intend to take the following actions by written consent of our stockholders:

1.	To change our name from UBRANDIT.COM to China Green Material Technologies, Inc.;

2.	To effect a reverse split of 1-for-150 of the outstanding shares of our common stock, par value $0.001 per share; and

3.	To adopt the UBRANDIT.COM 2007 Stock Incentive Plan (the "2007 Plan").

The holders of a majority of our outstanding common stock and Series A Preferred Stock, representing approximately 51.31% of the total voting rights of our outstanding voting securities, have executed a written consent in favor of the actions described above that are described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed actions and allow us to take the proposed actions on or about December 10, 2007.

WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the holders of a majority of our voting securities satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law and our articles of incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

      No dissenter’s rights of appraisal are available under the Nevada Revised Statute or under our articles of incorporation and by-laws.

The accompanying Information Statement is for information purposes only and explains our corporate name change, the reverse stock split and the adoption of the 2007 Plan. Please read the accompanying Information Statement carefully.

November 13, 2007

By Order of the Board of Directors
/s/ Su Zhonghao Su Zhonghao Chief Executive Officer

UBRANDIT.COM

172 Zhongshan Road, 27th Floor, Harbin, Heilongjiang, P.R. China

INFORMATION STATEMENT

November 13, 2007

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about November 19, 2007 to the stockholders of record of UBRANDIT.COM (the “Company”) at the close of business on November 16, 2007. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

This Information Statement is being furnished to you to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share and the Series A Preferred Stock. The resolutions adopted by these stockholders give us the authority to take the following actions:

1.	To change our name from UBRANDIT.COM to China Green Material Technologies, Inc.;

2.	To effect a reverse split of 1-for-150 of the outstanding shares of our common stock par value $0.001 per share; and

3.	To adopt the UBRANDIT.COM 2007 Stock Incentive Plan (the "2007 Plan").

Our board of directors has adopted resolutions authorizing the taking of each of the actions described above and recommended that the stockholders adopt resolutions approving these actions.

As of October 1, 2007, we had 46,592,790 shares of common stock and 272,250 shares of Series A Preferred Stock outstanding. Each share of our common stock is entitled to one vote per share and each share of our Series A Preferred Stock is entitled to 10,000 votes per share. Each outstanding share of common stock is entitled to one vote per share.

The affirmative consent of the holders of a majority of the voting rights of our outstanding capital stock is required to approve each of the actions described above in the absence of a meeting of stockholders. The requisite stockholder approval of each of the actions described above was obtained by the execution of written consents in favor of these actions by the holders of approximately 51.31 % of the voting rights of our capital stock, allowing UBRANDIT.COM to take the proposed actions on or about December 10, 2007.

      NO DISSENTER’S RIGHTS OF APPRAISAL ARE AVAILABLE UNDER THE NEVADA REVISED STATUTE OR UNDER OUR ARTICLES OF INCORPORATION AND BY-LAWS WITH RESPECT TO THE REVERSE STOCK SPLIT, THE CHANGE OF NAME OR THE ADOPTION OF THE 2007 PLAN.

This Information Statement is first being mailed on or about November 19, 2007. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Chapter 78 of the Nevada Revised Statutes.

The expenses of mailing this Information Statement will be borne by UBRANDIT.COM, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

Please read this Information Statement carefully. It describes the essential terms of the 1-for-150 reverse stock split. Additional information about the Company is contained in its periodic and current reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at public reference facilities at 100 F Street, Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

There are 46,592,790 shares of Ubrandit.com common stock issued and outstanding.  In addition, there are 272,250 shares of Series A Convertible Preferred Stock issued and outstanding, which may be converted into 2,722,500,000 common shares, yielding a total outstanding on a fully-diluted basis of 2,769,092,790 shares.  The holders of the convertible preferred stock have the voting power of the common shares into which their preferred shares could be converted.  The holders of the convertible preferred stock intend to convert their shares into common shares as soon as sufficient common shares are authorized.

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the date of this Report by the following:

•	each shareholder known by us to own beneficially more than 5% of our common stock (on a fully-diluted basis);
•	Zhonghao Su, our Chief Executive Officer;
•	each of the five individuals who will become our directors when the new Board is seated; and
•	all of the new directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Ownership (3)	Percentage of Voting Rights
Zhonghao Su	855,681,750(4)	94.84%	30.90%
Chief Executive Officer

Wen Leng
Chief Financial Officer	*	*	*

Yang Meng
Secretary	*	*	*

Jing Zhu
(Financial Manager)	*	*	*

Yuhong Wang
(Manager)	*	*	*

All directors and officers as a group
(6 persons)	855,681,750	94.84%	30.90%

Benyi Xing	249,925,500(5)	84.29%	9.0%

9 Zu, Qinggangluwei
Qingnian Road
Luyuan District
Changchun, China

*: less than 1%

(1)   Except as otherwise noted, the address of each shareholder is c/o ChangFangYuan Environment-Friendly Industrial Co. Ltd., 172 Zhongshan Road, 27th Floor, Harbin, Heilongjiang, P.R. China.

(2)   Except as otherwise noted, all shares are owned of record and beneficially.

(3)   Percentage of ownership is calculated pursuant to rule 13(g) of the Securities Exchange Act of 1934, as amended.

(4)    Mr. Su holds approximately 85,568 Series A Convertible Preferred Shares, which may be converted into 855,681,750 shares of our common stock. Each of the Series A Convertible Preferred Shares carries 10,000 votes.

(5)   Mr. Xing holds approximately 24,993 Series A Convertible Preferred Shares, which may be converted into 249,925,500 shares of our common stock. Each of the Series A Convertible Preferred Shares carries 10,000 votes.

STOCKHOLDER RESOLUTION #1

CHANGE OF OUR NAME

Background and Purpose

On September 28, 2007, our board of directors and the stockholders of the majority of the voting rights of our capital stock approved a change of our name to "China Green Material Technologies, Inc." The reason for the name change is to reflect the changed nature of our business, which is the development and production of biodegrable packaging materials and related products.

STOCKHOLDER RESOLUTION #2

A REVERSE STOCK SPLIT AT A RATIO OF 1-FOR-150

Background

On September 28 , 2007, our board of directors unanimously adopted, and shareholders holding a majority of the voting rights of our capital stock approved, a resolution to effect a reverse stock split at a ratio of 1-for-150, in which all of the issued and outstanding shares of our common stock, referred to as “old common stock,” will be combined and reconstituted as a smaller number of shares of common stock, referred to as “new common stock,” in a ratio of one (1) share of new common stock for one hundred and fifty (150) shares of old common stock. We will round up any fractional share of new common stock issuable in connection with the reverse stock split. Our articles of incorporation will retain our authorized shares of common stock at 100,000,000 shares, and there will be no change in the par value of the common stock. The reverse stock split is anticipated to be effective on the date and time specified in the Charter Amendment.

By approving the proposed amendment to our articles of incorporation, the stockholders have authorized the board of directors to implement the reverse stock split. Our board of directors may decide to forgo or to postpone implementation of the reverse stock split, if it determines that doing so is advisable.

No fractional shares will be issued in connection with the reverse stock split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of our common stock that is not evenly divisible by one hundred fifty (150) will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No stockholders will receive cash in lieu of fractional shares. Any stockholder who owns 99 or fewer common shares as result of the reverse stock split will have the number of new shares to which they are entitled rounded up to 100 shares.

Purpose of the Reverse Stock Split

The immediate effect of the reverse stock split will be to reduce the number of outstanding shares of old common stock in order to increase the market value of each share of the new common stock. Immediately following a reverse stock split, the per-share price of a company’s common stock generally increases proportionately with the reverse stock split ratio. Theoretically, decreasing the number of shares of old common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor interested in acquiring them, or the Company’s reputation in the financial community. In practice, however, many investors and market makers consider low priced stock as unduly speculative in nature, and, as a matter of policy, avoid investment and trading in such stocks. For instance, institutional investors often have policies limiting their trading in securities to securities that are listed on a national exchange or quoted on a national market and which meet certain price per share criteria. Furthermore, unlisted stocks which do not sustain a trading price of at least $5.00 per share are subject to “penny stock” regulations, which means that brokers and dealers effecting transactions in our common stock must obtain the written consent of a customer, obtain information about the customer, and provide certain disclosures to the customer prior to purchasing our common stock for the account of that customer. The presence of the foregoing limiting factors may adversely affect not only the pricing of our old common stock but also our trading liquidity and our access to the capital markets.

The Company hopes that the decrease in the number of shares of its outstanding common stock resulting from the reverse stock split, and the anticipated increase in the per share trading price, will encourage greater interest in its common stock among members of the financial community and the investing public and possibly create a more liquid market for the Company’s stockholders. However, there is a possibility that stockholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse stock split is effected, particularly if the price per share of our common stock begins a declining trend after the reverse stock split is effected.

We cannot be certain that the reverse stock split will achieve any of the desired results, or that the price per share of our common stock immediately following the reverse split will increase, or that the increase, if any, will be sustained for any period of time. In the longer term, depending upon surrounding company, market and industry factors, a reverse stock split can have no effect, a positive effect, or a negative effect on the value of our post-reverse split stock.

We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed reverse stock split is not intended to be an anti-takeover device.

One of the primary reasons our board of directors approved the reverse stock split of our common stock is to enable the new common stock to qualify for listing on the American Stock Exchange (the “AMEX”) or the Nasdaq Stock Market or “NASDAQ”). We intend to file a listing application with AMEX and/or NASDAQ.

Effectiveness of the Reverse Stock Split

The reverse split of the old common stock is expected to become effective on or about December 10, 2007 (twenty days following the mailing of this Information Statement) (the “Effective Date”). Prior to the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The reverse split will take place on the Effective Date without any action on the part of the holders of the old common stock and without regard to current certificates representing shares of old common stock being physically surrendered for certificates representing the number of shares of old common stock each stockholder is entitled to receive as a result of the reverse split.

Certificates and Fractional Shares; Round lots

As soon as practicable after the effective date of the reverse stock split, we will request that all stockholders return their stock certificates representing shares of old common stock outstanding on the effective date in exchange for certificates representing the number of whole shares of new common stock into which the shares of old common stock have been converted as a result of the reverse stock split. Each stockholder will receive a letter of transmittal from our transfer agent containing instructions on how to exchange certificates. Stockholders should not destroy any stock certificate and should not submit their old certificates to the transfer agent until they receive these instructions. In order to receive new certificates, stockholders must surrender their old certificates in accordance with the transfer agent’s instructions, together with the properly executed and completed letter of transmittal. Stockholders whose shares are held by their stockbroker do not need to submit old certificates for exchange. These shares will automatically reflect the new quantity of shares based on an exchange ratio of 1-for-150.

Beginning on the effective date of the reverse stock split, each old certificate, until exchanged as described above, will be deemed for all purposes to evidence ownership of the number of whole shares of new common stock into which the shares evidenced by the old certificates have been converted.

No fractional shares will be issued in connection with the reverse stock split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of our shares of common stock that is not evenly divisible by one hundred fifty (150) will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No stockholders will receive cash in lieu of fractional shares.

Any stockholder who owns 99 or fewer common shares as a result of the reverse stock split will have the number of new shares to which they are entitled rounded up to 100 shares.

Impact of the Reverse Stock Split

The principal effect of the reverse stock split will be to decrease the number of shares of common stock outstanding from approximately 46,592,790 shares to approximately 310,619 shares (not giving effect to rounding up to 100 shares where appropriate). In addition, with respect to employees, directors and other parties eligible for restricted stock grants under the 2007 Plan or the holders of warrants to acquire our common stock, the reverse stock split will result in a proportionate decrease in the number of shares authorized for issuance under the 2007 Plan and the number of shares of common stock issuable upon exercise of outstanding options and warrants, and a proportionate increase in the exercise prices of outstanding options and warrants. Furthermore, with respect to holders of our Series A Preferred Stock, the reverse stock split will result in a proportionate decrease in the number of shares issuable upon conversion of the Series A Preferred Stock.

Our post-stock split capitalization shall be approximately (not giving effect to rounding up to 100 shares where appropriate) as follows:

Authorized	Issued and Outstanding	Reserved for issuance pursuant to convertible securities	Authorized but unreserved following the reverse stock split
100,000,000	310,619	18,150,000	81,539,381

The reduction in the number of outstanding shares is expected to increase the trading price of our common stock, although we cannot assure you that such price will increase in proportion to the reverse stock split ratio of 1-for-150, if at all. The trading price of our common stock depends on many factors, including many that are beyond our control. The higher stock price may increase investor interest and reduce resistance of brokerage firms to recommend the purchase of our common stock. On the other hand, to the extent that any negative investor sentiment regarding our common stock is not based on our underlying business fundamentals, the reverse stock split might not overcome that sentiment sufficiently to increase our stock price.

The liquidity of our common stock may be adversely affected by the reduced number of shares outstanding after the reverse stock split. The shares of new common stock will be fully paid and non-assessable. The shares of the new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized and held by our stockholders. No stockholder’s percentage ownership of common stock will be altered except to the extent that any holder of common stock who would otherwise be entitled to a fractional share of new common stock as a result of the reverse stock split receives one share of the common stock when rounding up and any stockholder who owns 99 or fewer common shares as a result of the reverse stock split will have the number of new shares to which they are entitled rounded up to 100 shares.

The reduction in the number of outstanding shares will affect the presentation of stockholders’ equity in our balance sheet. Because the par value of the shares of our common stock is not changing as a result of the reverse stock split, our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced on the effective date of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital.

The reverse stock split is not intended as, and will not have the effect of, a “going private” transaction. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Federal Income Tax Consequences

The following summary of material federal income tax consequences of the reverse split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively, as well as prospectively. This summary also assumes that the shares of common stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF OUR REVERSE STOCK SPLIT.

No gain or loss will be recognized by a stockholder as a result of the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the shares exchanged. The stockholder’s holding period for the shares received in the reverse stock split will include the period during which the stockholder held the shares surrendered as a result of the reverse stock split. The Company’s views regarding the tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

STOCKHOLDER RESOLUTION #3

ADOPTION OF THE 2007 STOCK INCENTIVE PLAN

Background and Purpose

Our board of directors has adopted the 2007 Plan. Our board of directors recommended that the 2007 Plan be adopted and approved by our stockholders. The holders of a majority of our outstanding common stock have given their consent to approve the adoption of the 2007 Plan.

The purpose of the 2007 Plan is to increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability. Under the 2007 Plan, restricted stock awards and/or other equity-based compensation may be awarded to directors, officers, employees, consultants or other agents.

Stockholder approval of the 2007 Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) in order for the 2007 Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The following is a summary of the principal features of the 2007 Plan. This summary is qualified in its entirety by reference to the complete text of the 2007 Plan, which is attached to this Information Statement as Exhibit 1. Stockholders are urged to read the actual text of the 2007 Plan in its entirety.

Administration of the 2007 Plan

     The board or a committee appointed by the board shall administer the 2007 Plan. The committee shall consist of such number of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) as may be required and each such non-employee director shall satisfy such requirements as may be necessary to qualify for exemptions under Rule 16b-3. To the extent required for compensation realized from the restricted stock issued under the 2007 Plan to be deductible by us or any of our subsidiaries pursuant to Section 162(m) of the Code, the members of such committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m) of the Code. Subject to the express provisions of the 2007 Plan, the board of directors or the committee has the complete authority to interpret the 2007 Plan, to prescribe, amend and rescind rules and regulations relating to the 2007 Plan, and to make all other determinations deemed necessary or advisable for the administration of the 2007 Plan. The board or the committee has the authority to determine, among other things, the persons to whom awards of restricted stock will be granted, the number of shares to be granted, and the terms and conditions of each award, including the period during which an award will be subject to restrictions. In addition, the committee shall determine whether any such grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

Shares Available

      The maximum aggregate number of shares of common stock that may be issued pursuant to awards of restricted stock under the 2007 Plan is 750,000 shares post reverse stock split. No awards of restricted stock can be granted under the 2007 Plan after the earlier of the date that is ten (10) years after the date on which the 2007 Plan is adopted by the Board or approved by our stockholders. Shares underlying awards that expire or are forfeited will again be available for the grant of additional awards within the limits provided in the 2007 Plan. Appropriate adjustments will be made to the shares subject to outstanding awards in the event of any reorganization, recapitalization, share split or other change in our capital structure to account for the changed circumstances. Shares granted to satisfy awards under the 2007 Plan may be authorized and unissued shares, or shares held in our treasury.

Restricted Stock Awards

     Under the terms of the 2007 Plan, an award will be made in the form of restricted stock. All shares of restricted stock are subject to the following restrictions: (i) except as provided below, all restricted stock will be forfeited to us unless the recipient of the restricted stock remains in our employ or service during the restriction period established by the Board or committee; and (ii) during such restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the shares of restricted stock. Certificates representing restricted stock granted under the 2007 Plan will be held by us in escrow until the restrictions lapse and the shares vest. Upon the grant of restricted stock, the recipient will have the rights of a stockholder with respect to such restricted stock, including the right to vote the restricted stock and, unless otherwise determined by the Board or the committee, the right to receive all dividends and other distributions paid or made with respect to the restricted stock.

      Generally, unless the Board or committee determines otherwise, upon a participant’s termination of employment for any reason other than death, disability or retirement, restricted stock that has not vested is immediately forfeited to us.

      The Board or committee may at any time, and from time to time, modify or amend the 2007 Plan, except that unless approved by the stockholders: (i) the maximum number of shares of restricted stock which may be issued under the 2007 Plan may not be increased (except in the event of a stock split or other adjustment described above); or (ii) the requirements as to eligibility for participation in the 2007 Plan may not be modified.

Section 162(m) Provisions

     Awards to any participant whom the committee determines to be a “covered employee” under Section 162(m) of the Code may be subject to restrictions, including the establishment of performance goals, as necessary for the award to meet the requirements for performance-based compensation under Section 162(m). The committee shall establish performance goals in the case of an award of restricted stock intended to qualify for the performance-based compensation exception of Section 162(m) of the Code within the time period and in accordance with the requirements prescribed by Section 162(m) of the Code and the regulations promulgated thereunder.

Transferability

     Awards under the 2007 Plan generally are not transferable other than by will or by the laws of descent and distribution, and, during the lifetime of the participant, only the participant or his or her duly appointed guardian or personal representative may sell the shares.

Grants of Restricted Stock Awards

Subject to the terms and conditions of the 2007 Plan, the table below sets forth the estimated benefits under the 2007 Plan for each of our Chief Executive Officer, our two most highly paid executive officers, all current executive officers as a group, all non-employee directors as a group and all other non-executive employees as a group.

NEW PLAN BENEFITS

2007 Stock Incentive Plan
Name and Position	Maximum Dollar Value ($) *	Maximum Number of Units
Zhonghao Su Chief Executive Officer	N/A	N/A
Wen Leng Chief Financial Officer	N/A	N/A
Jing Zhu Financial Manager	N/A	N/A
All current executive officers as a group	(1)	500,000
Non-Executive Director Group	(1)	250,000
Non-Executive Officer Employee Group	N/A	0

The closing price for our common stock on October 1, 2007 was $0.03 per share.

Federal Income Tax Consequences

     The following is a brief summary of the U.S. Federal income tax consequences of awards of restricted stock made under the 2007 Plan, based upon the laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. The following summary of tax information is not tax advice.

Restricted Stock

Generally, the recipient of a restricted stock award will not recognize any taxable income at the time he or she is granted shares of restricted stock. At the time the restricted stock vests, the recipient will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the vested shares over any amount paid by the recipient in exchange for the shares. The recipient’s basis for the determination of gain or loss on a subsequent disposition of such shares will be the amount paid for such shares, if any, plus any ordinary income recognized when the shares vest. Any gain or loss recognized on a subsequent disposition of the shares will be short-term or long-term capital gain, depending on the length of time the recipient holds the shares. At the time of vesting, we will be entitled to a tax deduction in the amount of ordinary income recognized by the recipient, subject to the limitations of Section 162(m) of the Code. A recipient may elect to file a special tax election under Section 83(b) of the Code with the Internal Revenue Service, within 30 days of his or her receipt of the restricted stock award, to recognize ordinary income at the time the recipient receives the award in an amount equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient in exchange for the shares. The recipient’s basis for determining gain or loss on a subsequent disposition of the shares as to which a Section 83(b) election has been made will be the amount which the recipient so included as income. Any gain or loss recognized by the recipient on a subsequent disposition of the shares which were subject to the Section 83(b) election will be short-term or long-term capital gain or loss, depending on the length of time since the date of the award. If, however, the recipient forfeits an award upon a termination of employment or service prior to vesting, the recipient will generally not be entitled to deduct any loss upon such forfeiture even though he or she may have been required to include an amount in income by virtue of the Section 83(b) election. At the time income is recognized by the recipient, we will be entitled to a corresponding deduction, subject to the limitations of Section 162(m) of the Code.

     The 2007 Plan is designed to meet the requirements for exemptions from coverage under Section 409A of the Code governing nonqualified deferred compensation. Subject to the restrictions on amendment and termination set forth above, the Company is expressly authorized to take such actions as may be necessary to avoid adverse tax consequences thereunder.

Section 162(m) Limitations

     Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to “covered employees” in excess of $1,000,000 in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. The 2007 Plan has been designed to permit the committee to grant restricted stock awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting us to receive a federal income tax deduction in connection with such awards. Future changes in Section 162(m) of the Code or related regulations may adversely affect our ability to ensure that awards of restricted stock issued under the 2007 Plan will continue to qualify as “performance-based compensation” that is fully deductible by us under Section 162(m) of the Code.

BOARD OF DIRECTORS' RECOMMENDATIONS
AND STOCKHOLDER APPROVALS

On September 28 , 2007, our board of directors considered and unanimously approved each of the actions described in this Information Statement, and recommended that the stockholders adopt each of the actions. An affirmative consent of the holders of a majority of the voting rights of our issued and outstanding capital stock was required to approve each of the actions described in this Information Statement in the absence of a meeting of stockholders. The requisite stockholder approval of each of the actions described in this Information Statement was obtained by the execution of written consents in favor of such actions by the holders of a majority of the voting rights of our issued and outstanding capital stock without the need to solicit votes, allowing UBRANDIT.COM to take the proposed actions on or about December 10, 2007.

The information contained in this Information Statement constitutes the only notice any stockholder will be provided.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and any other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission at public reference facilities at 100 F Street, Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

By Order of the Board of Directors

/s/ Su Zhonghao
Su Zhonghao
Chief Executive Officer

November 13, 2007

INDEX OF EXHIBITS

Exhibit 1: The Certificate of Amendment to UBRANDIT.COM’s Articles of Incorporation

Exhibit 2: 2007 Stock Incentive Plan.

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION OF

UBRANDIT.COM

Zhonghao Su and Yang Meng certify that:

1.     They are President and Secretary, respectively, of UBrandit. Com, a Nevada corporation incorporated on December 1997.

2.     The Articles of Incorporation of this corporation are amended to read as follows:

ARTICLE FIRST.

FIRST: The name shall be: CHINA GREEN MATERIAL TECHNOLOGIES, INC.

ARTICLE FOURTH is hereby amended by the addition of the following paragraph at the end thereof:

Effective at __ a.m., Eastern Standard Time on, __________, 2007, every one hundred and fifty (150) outstanding shares of Common Stock shall be combined into and shall automatically become one (1) outstanding share of Common Stock. The authorized shares of the Company shall remain as set forth in these Articles of Incorporation. No fractional share shall be issued in connection with the foregoing reverse stock split; all fractional shares resulting from such combination that are held by a stockholder shall be aggregated subsequent to such combination and each such fractional share remaining after such aggregation held by a stockholder shall be rounded up to the nearest whole share. Any stockholder who owns 99 or fewer common shares as a result of the reverse stock split will have the number of new shares to which they are entitled rounded up to 100 shares.

3.     The foregoing Amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4.     The corporation is a corporation that has issued stock.

5.     The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with section 78.320 and 78.390 of the Nevada Revised Statutes. In excess of 50% of the voting rights of the outstanding shares of the corporation voted in favor of the Amendment that equaled or exceeded the vote required.

We further declare under penalty of perjury under the laws of the State of Nevada the matters set forth in this certificate are true and correct to our own knowledge.

Dated: ___________, 2007

_______________________
President

UBRANDIT

_________________

2007 STOCK INCENTIVE PLAN

_________________

1.	PURPOSE OF PLAN

        The purpose of the Ubrandit 2007 Stock Incentive Plan (the “Plan”) is to assist Ubrandit (the “Company”) and its Subsidiaries in the continued employment or service of officers, employees, consultants and directors by offering them a greater stake in the success of, and a closer identity with, the Company and its Subsidiaries through the grant of Restricted Stock, and to aid in attracting individuals whose employment or services would be helpful to the Company and its Subsidiaries and would contribute to their success.

2.	DEFINITIONS

        As used in this Plan, the following terms shall have the meanings set forth herein unless the context clearly indicates otherwise:

(a)	“AWARD” means an award of Restricted Stock which is granted pursuant to the terms of Paragraph 6, and includes any Performance-Based Award granted pursuant to the terms of Paragraph 7.

(b)	“BENEFICIARY” means a person or entity designated in writing by a Grantee on such forms and in accordance with such terms and conditions as the Board or the Committee may prescribe, to whom such Grantee’s rights under the Plan shall pass in the event of the death of the Grantee.

(c)	“BOARD” means the Board of Directors of the Company.

(d)	“CHANGE OF CONTROL” [discretionary]

(e)	“CODE” means the Internal Revenue Code of 1986, as amended from time to time, and related Treasury Department regulations and pronouncements.

(f)	“COMMITTEE” means the committee described in subparagraph 4(a).

(g)	“DATE OF GRANT” means the date on which Shares are granted.

(h)	“DISABILITY” means a determination of disability under the Social Security Act, or, if applicable, under any long-term disability plan sponsored by the Company or any Subsidiary in which the Grantee participates.

(i)	“EFFECTIVE DATE” means the effective date of this Plan, as provided in Paragraph 21.

(j)	“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

(k)	“EXPIRATION DATE” shall have the meaning set forth in Paragraph 21.

(l)	“GRANTEE” means a person who has been granted an Award of Shares under the Plan and executed a Restricted Stock Agreement as required under subparagraph 6(b).

(m)	“PERFORMANCE-BASED AWARDS” shall have the meaning set forth in subparagraph 7(a).

(n)	“RESTRICTED STOCK” means the Shares granted under the Plan which are subject to certain restrictions and to a substantial risk of forfeiture as set forth in an Award.

(o)	“RESTRICTED STOCK AGREEMENT” shall mean the agreement between the Company and the Grantee with respect to Restricted Stock awarded hereunder.

(p)	“RULE 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act and related pronouncements, as such rule or any successor rule may be in effect from time to time.

(q)	“SHARES” means shares of common stock, par value $0.001 per share, of the Company.

(r)	“SUBSIDIARY” means any business entity that, at the time in question, is a subsidiary of the Company, within the meaning of Section 424(f) of the Code.

3.	SHARES SUBJECT TO PLAN

(a)	Maximum Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to the grant of Awards is 750,000 Shares, subject to adjustment in accordance with the provisions of subparagraph 3(b). Shares which may be issued pursuant to Awards made under the Plan may be authorized and unissued Shares, or Shares held in the treasury. Shares previously granted pursuant to Awards, but which are forfeited pursuant to Paragraph 6 below, shall be available for future Awards. No Grantee shall acquire pursuant to Awards granted under the Plan more than ______ ( ) percent of the aggregate number of Shares issuable pursuant to Awards under the Plan.

(b)	Adjustment Provisions. In the event of a merger, reorganization, consolidation, recapitalization, or similar transaction, or in the event of a stock dividend, stock split, or distribution to stockholders (other than normal cash dividends) or other change in corporate structure affecting the Shares, an equitable substitution or proportionate adjustment shall be made in (1) the aggregate maximum number of Shares reserved for issuance under the Plan, and (2) the number and kind of Shares or other securities subject to outstanding Awards granted under the Plan, in each case, as may be determined by the Committee or the Board, in its sole discretion.

4.	ADMINISTRATION OF PLAN

(a)	Administration. The Plan shall be administered, and the grant of Shares under this Plan shall be approved in advance, by the Board, or if the Board by resolution so decides, by a committee (the “COMMITTEE”) appointed by the Board from among its members. The Committee shall consist of such number of “non-employee directors” (as defined in Rule 16b-3) as may be required and each such non-employee director shall satisfy such requirements as may be necessary to qualify for exemptions under Rule 16b-3. To the extent required for compensation realized from the Shares issued under the Plan to be deductible by the Company or any Subsidiary pursuant to Section 162(m) of the Code, the members of said Committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m) of the Code.

(b)	Duties and Rights of Committee. The Board or the Committee shall have the power and authority, subject to the provisions of the Plan, to prescribe, amend and rescind such rules and regulations as it may deem necessary or advisable for the proper administration of the Plan. The Board or the Committee shall, subject to the provisions of the Plan, have sole and exclusive power and discretion to interpret, administer, implement and construe the Plan and full authority to make all determinations and decisions thereunder including, without limitation, the authority and discretion to: (i) determine the persons to whom, and the time or times at which, Awards will be granted, (ii) determine the number of Shares to be granted pursuant to each Award, (iii) determine the terms and conditions of each Award, including the restrictions applicable to the Shares, (iv) designate one or more persons or agents to carry out any or all of its administrative duties hereunder (provided that none of the duties required to be performed by the Committee under Rule 16b-3 or Section 162(m) of the Code may be delegated to any other person or agent), (v) prescribe any legends to be affixed to certificates representing Shares granted or issued under the Plan, and (vi) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, a Restricted Stock Agreement, and any related documents. The administration, interpretation, construction and application of the Plan and any provisions thereof made by the Board or the Committee shall be final, conclusive and binding upon all persons interested in the Plan, including Grantees, Beneficiaries and other persons claiming rights from or through a Grantee. No member of the Board or the Committee shall be personally liable for any action taken or for any determination made in good faith in connection with the administration, interpretation, construction or application of the Plan.

5.	ELIGIBILITY

        Awards of Restricted Stock may be granted only to those officers, employees, consultants and directors of the Company or its Subsidiaries as the Board or the Committee may select from time to time.

6.	AWARDS OF RESTRICTED STOCK

(a)	Nature of Award. Awards shall consist of Shares which are issued by the Company to a Grantee at no cost or at a purchase price determined by the Board or the Committee, but which are subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Board or Committee may impose.

(b)	Award Agreements. Each Award shall be evidenced by a Restricted Stock Agreement, in such form and substance satisfactory to the Board or the Committee, that shall specify the terms of the restrictions, the number of Shares subject to the grant, the purchase price for the Shares, if any, the form of consideration that may be used to pay the purchase price of the Shares, and such other general terms and conditions, including performance goals, as the Board or the Committee shall determine. The Board or the Committee may condition an Award upon a Grantee’s execution and delivery of one or more stock powers in blank to the Company.

(c)	Terms and Conditions of Restricted Stock Awards. Awards of Restricted Stock are subject to the following terms, conditions and restrictions, which, except as otherwise provided herein, need not be the same for each Grantee, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any other agreement, as the Board or the Committee deems desirable:

(i)	Time of Grant. All Awards shall be granted within ten (10) years from the date on which the Plan is adopted by the Board or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

(ii)	Restriction Period. The duration of the restriction period and the condition or conditions upon which such restrictions will lapse (and upon which the restriction period shall end) shall, except as otherwise provided herein, be determined by the Board or the Committee at the time each such grant is made and will be set forth under the subject Restricted Stock Agreement.

(iii)	Grant of Restricted Stock. Shares granted in the form of Restricted Stock shall be registered in the name of the Grantee but deposited with the Company at the time the Award is granted. The Grantee shall not be entitled to delivery of a certificate representing his or her ownership of such Shares until the expiration or termination of the restricted period. Furthermore, the Shares subject to an Award granted hereunder may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until termination of the applicable restriction period or for such period of time as shall be established by the Board or the Committee and specified in this Plan or the applicable Restricted Stock Agreement.

(iv)	Lapse of Restrictions. Subject to the provisions of the Plan and the Award, restrictions upon Shares subject to an Award shall lapse at such time or times and on such terms and conditions as the Committee may determine and as are set forth in the Restricted Stock Agreement. The Board or the Committee may, in its sole discretion, waive, in whole or in part, any remaining restrictions with respect to such Grantee’s Award.

(v)	Forfeiture of Shares. A Grantee who fails to satisfy the terms, conditions or restrictions relating to the Restricted Stock prior to the lapse, satisfaction or waiver of such restrictions and conditions, as set forth in the Restricted Stock Agreement, shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the Grantee, if any, or of such other amount as may be specifically set forth in the Restricted Stock Agreement. In the event that the Company requires a return of Shares, it shall also have the right to require the return of all dividends or distributions paid on such Shares.

(vi)	Section 83(b) Election. If a Grantee makes an election pursuant to Section 83(b) of the Code with respect to an Award to include the fair market value of any Shares in gross income while they are still subject to restrictions, the Grantee shall file, within 30 days following the date of grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83(b) of the Code.

(vii)	Section 409A of the Code. The Awards under this Plan, and all rights related thereto (including dividend rights) are intended to meet the requirements for exclusion from coverage under Section 409A of the Code dealing with nonqualified deferred compensation and all Awards will be construed and administered accordingly.

(viii)	Termination of Status. The transfer of an employee, officer, consultant or director from one corporation to another among the Company and any of its Subsidiaries shall not be deemed a termination of employment or of service as an employee, officer, consultant or director for purposes of the Plan, unless a provision to the contrary is expressly stated by the Board or the Committee in a Grantee’s Restricted Stock Agreement.

7.	RESTRICTED STOCK AWARDS GRANTED UNDER CODE SECTION 162(m)

(a)	The Committee, which for purposes of this Paragraph 7 shall be comprised of two or more outside directors meeting the requirements of Section 162(m) of the Code, may designate from time to time, in its discretion, certain Awards as granted pursuant to Section 162(m) of the Code, the release of which will be conditioned upon the attainment of certain performance targets (the “PERFORMANCE-BASED AWARDS”). Such Performance-Based Awards must comply with the additional requirements set forth in this Paragraph 7.

(b)	Each Performance-Based Award shall be based upon the attainment of specified levels of pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Section 162(m) of the Code and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Performance-Based Award may be subject to goals and restrictions in addition to the performance requirements.

(c)	For each Performance-Based Award, the Committee shall (i) select those persons who shall be eligible to receive a Performance-Based Award, (ii) determine the applicable performance period, (iii) determine the target levels of performance, and (iv) determine the number of Shares subject to a Performance-Based Award to be granted to each selected Grantee. The Committee shall make the foregoing determinations prior to the commencement of services to which a Performance-Based Award relates (or within the permissible time period established under Section 162(m) of the Code) and while the outcome of the performance goals and targets is uncertain. The performance criteria applicable to Performance-Based Awards shall be any one or more of the following criteria, in each case as specified by the Committee: [(i) annual net profits, (ii) average annual growth in earnings per share; (iii) increase in share-owner value; (iv) earnings per share; (v) net income; (vi) return on assets; (vii) return on share-owners’ equity; (viii) increase in cash flow; (ix) operating profit or operating margins; (x) revenue growth of the Company; and (xi) attainment of strategic or operational initiatives].

(d)	Except as otherwise provided in the terms of the Award, Shares awarded in the form of Performance-Based Awards shall be eligible for release as soon as administratively practicable following completion of the performance period. Such Shares shall be released only if the Committee certifies in writing that the performance targets have been achieved during the performance period. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance-Based Award.

(e)	Performance-Based Awards granted pursuant to this Paragraph 7 are intended to qualify as performance-based compensation under Section 162(m) of the Code, and shall be administered and construed accordingly.

8.	EFFECT OF TERMINATION

        Except as otherwise determined by the Board or the Committee at the time of grant or as provided in a Restricted Stock Agreement, upon termination of employment or service with the Company or any Subsidiary, or cessation of membership on the Board, for any reason during the restriction period, all Shares still subject to restriction shall be immediately forfeited by the Grantee and transferred to and reacquired by the Company. Notwithstanding the foregoing, the Board or the Committee, in its sole discretion, may provide in the event of a Grantee’s Disability, death or retirement, or in cases of special circumstances, for the continuation of an Award subject to such continuing restrictions or may waive or change the remaining restrictions or add additional restrictions, as it deems appropriate. The Committee shall not waive any restrictions on a Performance-Based Award, but the Committee may specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of employment or service by the Grantee or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance-Based Awards.

9.	RIGHTS AS A SHAREHOLDER

        Upon the issuance to the Grantee of an Award of Shares hereunder, the Grantee shall have all the rights of a shareholder with respect to such Shares, including the right to vote the Shares, and, unless otherwise determined by the Board or the Committee, the right to receive all dividends and other distributions paid or made with respect thereto. The right to receive such dividends shall cease and be forfeited at such time, if any, as the Shares to which the dividends relate are forfeited hereunder.

10.	CHANGE IN CONTROL

      [discretionary]

11.	ISSUANCE OF STOCK CERTIFICATES.

(a)	Timing of Delivery. The Company shall not be required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions, to the extent applicable: (i)(A) such Shares have been listed (or authorized for listing upon official notice of issuance) on each securities exchange upon which the outstanding Shares at the time are listed or (B) if the outstanding Shares are quoted on The Nasdaq Stock Market, Inc. such Shares have been approved for quotation thereon; (ii) the completion of any registration or other qualification of such Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Board or the Committee in its sole discretion deems necessary or advisable; and (iii) the obtaining of any approval or other clearance from any federal or state governmental agency which the Board or the Committee shall in its sole discretion determine to be necessary or advisable. The Company shall use commercially reasonable efforts to effect such listing or reporting and compliance as promptly as practical.

(b)	Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable federal or state securities law or any other applicable federal or state law, and shall bear any restrictive legends the Committee may deem appropriate.

(c)	Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Shares represented by the Restricted Stock Agreement may be held in book entry form with the Company’s transfer agent until the restrictions lapse in accordance with the conditions established by the Board or the Committee pursuant to Paragraph 6 hereof, or until the shares of stock are forfeited.

12.	PLAN NOT TO AFFECT EMPLOYMENT

        Nothing in this Plan or any Restricted Stock Agreement shall confer upon any employee, officer, consultant or director of the Company or a Subsidiary any right to continue in the employment or service of the Company or its Subsidiaries, or affect the right of the Company or its Subsidiaries to terminate the employment or service of any such employee, officer, consultant or director at any time with or without cause.

13.	WITHHOLDING

        The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Award. The Company may require the Grantee to satisfy any relevant tax requirements before authorizing any issuance of Shares to the Grantee.

14.	NONTRANSFERABILITY OF AWARDS

        No Shares subject to Awards granted hereunder shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of by the Grantee, whether voluntarily or by operation of law, other than by will or the laws of descent and distribution, and any attempt to do so will cause such Shares to be null and void. During the lifetime of the Grantee, Shares shall be sold only by the Grantee or the Grantee’s duly appointed guardian or personal representative. Upon the death of a Grantee, the person to whom the rights shall have passed by will or by the laws of descent and distribution may exercise any Shares in accordance with the provisions of this Plan.

15.	COMPLIANCE WITH FOREIGN LAWS GOVERNING STOCK INCENTIVES

        Notwithstanding anything in the Plan to the contrary, with respect to any Grantee who is resident outside of the United States, the Board or the Committee may, in its discretion, amend or vary the terms of the Plan in order to conform such terms with the requirements of local law or to meet the goals and objectives of the Plan, and may, in its discretion, establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. The Board or the Committee may, where it deems appropriate in its discretion, establish one or more sub-plans of the Plan for these purposes.

16.	SEVERABILITY

        In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

17.	SUCCESSORS

        All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

18.	RULE 16B-3 COMPLIANCE

        This Plan is intended to comply with all applicable conditions of Rule 16b-3. All transactions involving any Grantee subject to Section 16(a) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such Grantees.

19.	AMENDMENT OR TERMINATION OF THE PLAN

        The Board may terminate the Plan at any time, and may amend or modify the Plan at any time and from time to time, provided, however, that no such amendment or termination of this Plan shall materially and adversely affect any Award granted to a Grantee prior to the date of such amendment or termination without the written consent of the Grantee or other person then entitled to receive Shares under such Award. Any amendment of this Plan that would (a) increase the aggregate number of Shares which may be issued under this Plan or (b) modify the requirements as to eligibility for participation in this Plan, shall be effective only if such amendment is approved by the shareholders of the Company within twelve months before or after the date on which such amendment is adopted by the Board and, if required, is also approved by any securities and stock exchange regulatory authorities having jurisdiction over the Shares.

20.	SECURITIES LAWS

        The Board or the Committee shall have the power to make each grant of Awards under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then existing rules and regulations of the Securities and Exchange Commission and the applicable laws and regulations of any other jurisdiction. Such conditions may include the delivery by the Grantee of an investment representation to the Company in connection with the lapse of restrictions on Shares subject to an Award, or the execution of an agreement by the Grantee to refrain from selling or otherwise disposing of the Shares acquired for a specified period of time or on specified terms.

21.	EFFECTIVE DATE AND TERM OF PLAN

        The Plan shall become effective on the date the Plan is adopted by the Board, and, unless sooner terminated by the Board, shall expire on the date that is ten years after the date on which the Plan is adopted by the Board or the date the Plan is approved by the Company’s shareholders, whichever is earlier (“EXPIRATION DATE”). No Shares granted under the Plan shall become vested unless and until the Plan shall have been approved by the Company’s shareholders within twelve months before or after the date the Plan is adopted by the Board, and no Shares may be granted under the Plan following the Expiration Date.

22.	GOVERNING LAW

        The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Restricted Stock Agreement shall be governed by and construed in accordance with the laws of the state of Nevada, without giving effect to principles of conflicts of laws.